UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08268

Firsthand Funds

(Exact name of registrant as specified in charter)

150 Almaden Blvd, Suite 1250

San Jose, CA 95113

(Address of principal executive offices) (Zip code)

Firsthand Capital Management, Inc.
150 Almaden Blvd, Suite 1250
San Jose, CA 95113

(Name and address of agent for service)

registrant's telephone number, including area code: (408) 624-9527

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	6
Performance and Portfolio Discussion	8
Audit Letter	14
Portfolio of Investments	15
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	25
Additional Information	38

PERFORMANCE SUMMARY

Period Returns (Average Annual Total Returns as of 12/31/14)

Fund	1-Year	3-Year	5-Year	10-Year	GROSS expense Ratio*
Firsthand Technology Opportunities Fund	9.29%	18.89%	14.16%	10.88%	1.86%
Firsthand Alternative Energy Fund	-0.15%	13.92%	-4.21%	•	2.04%
NASDAQ Composite Index	14.83%	23.69%	17.28%	9.26%	•
S&P 500 Index	13.68%	20.34%	15.42%	7.66%	•
WilderHill Clean Energy Index	-16.93%	2.86%	-12.49%	•	•

*After fee waivers, Firsthand Technology Opportunities fund’s total net operating expenses are 1.85% and Firsthand Alternative energy Fund’s total net operating expenses are 1.98%. Please see the Fund’s prospectus for more information about fund expenses.

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

The Nasdaq Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 58 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. You cannot invest directly in an index.

2014 Annual Report

Returns Since Inception (Average Annual Total Returns as of 12/31/14)

Fund (INCEPTION DATE)	Average Annual Total Returns	NASDAQ Composite Index	S&P 500 Index	WilderHill Clean Energy Index
Firsthand Technology Opportunities Fund (9/30/99)	-0.59%	4.58%	5.11%	•
Firsthand Alternative Energy Fund (10/29/07)	-5.91%	8.76%	6.41%	-19.10%

Each Fund may invest in small-capitalization companies and Initial Public Offerings (“IPOs”). These investments will be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which will be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 12/31/14)

Industry	Firsthand TECHNOLOGY Opportunities Fund	Firsthand Alternative Energy Fund
Advanced Materials	•	12.0%
Advertising Technology	0.9%	•
Building Automation	•	5.4%
Communications	6.7%	•
Communications Equipment	6.8%	•
Computer	7.8%	•
Electrical Equipment	•	4.6%
Energy Efficiency	•	11.1%
Engineering Service	•	3.1%
Environmental Services	•	1.7%
Industrials	•	7.3%
Internet	34.4%	•
Networking	3.4%	•
Other Electronics	1.4%	10.3%
Peripherals	1.4%	•
Renewable Energy	•	30.4%
Semiconductor Equipment	5.1%	•
Semiconductors	15.7%	8.4%
Social Networking	9.0%	•
Software	7.3%	•
Waste & Environment Service	•	3.6%
Net Other Assets and Liabilities	0.1%	2.1%

Portfolio holdings are subject to change.

www.firsthandfunds.com

PRESIDENT’S LETTER

Fellow Shareholders,

The bull market continued for stocks in 2014, with the major equity indices up across the board. The S&P 500 finished the year up 13.68%, the NASDAQ was up 14.83%, and the Dow Jones Industrial Average closed up 10.04%. This steady growth came despite continued violence and unrest in Syria, Ukraine, and the Middle East; the West African Ebola crisis; and plummeting oil prices. In the U.S., the unemployment rate fell to 5.6% in December (from 7.0% in December 2013), and the country’s gross domestic product was up 2.4% for the year. Technology stocks outperformed the broader markets in 2014, as evidenced by the S&P 500 Information Technology Index returning 20.12%—beating the S&P 500 by 6.44%. Performance results for Firsthand Funds were mixed. While Firsthand Technology Opportunities Fund beat its benchmarks in the first two quarters, it trailed in the second half, and ended 2014 up 9.29%, underperforming both the NASDAQ Composite Index and the S&P 500 Index. Firsthand Alternative Energy Fund also struggled in Q3 and Q4, and closed out the year down 0.15%, though still beating its benchmark, the WilderHill Clean Energy Index, which declined 16.93%. More detailed performance information is available on pages 2 and 3.

2014 was a year when big winners kept winning big, most notably Apple (AAPL). The company’s launch of its latest iPhone was predictably huge, with 10 million iPhones sold during the first weekend after the iPhone 6 went on sale. Apple stock finished the year up 40.62% and was a strong contributor to Firsthand Technology Opportunities Fund’s performance. The iPhone 6 also made headlines in 2014 for its “wallet killing” payment technology Apple Pay, which allows iPhone 6 users to complete a transaction at a checkout counter with a simple swipe of their phone. The obvious catch is that the store needs to have an Apple Pay reader. At year end, Apple counted 220,000 stores as partners in the new system, but in-store purchases are not the only transactions where Apple Pay stands to make an impact. The technology also enables quick and easy online payments using just a fingerprint for secure identification. As mobile advertising and online shopping continue to play a larger role in e-commerce, we expect Apple Pay to become a mainstream solution by offering the convenience and security that consumers seek.

Apple made headlines in 2014 for another product, one not even available until April 2015. Smart watches from Samsung (no U.S. symbol), Sony (SNE), and Qualcomm (QCOM) have been available since 2013, with little commercial success, although one leader in this space has been Palo Alto-based start-up Pebble, which shipped its millionth smart watch at the end of 2014. All eyes have been on Apple to see what it can bring to the smart watch market. In September 2014, after much anticipation, the company finally revealed the Apple Watch. With a rumored retail price of $349, it remains to be seen whether Apple’s smart watch will be another game changer, but the company’s recent track record of success suggests that it has a good chance.

2014 Annual Report

Another wearable device that made headlines in 2014 is the GoPro (GPRO) video camera. Easily attached to helmets, handlebars, and wrists, the GoPro quickly became a favorite among sports enthusiasts and the company had a headline-grabbing IPO in June. While we didn’t own GoPro, our play on the same theme was Ambarella (AMBA), which makes the video processing chips for the GoPro and other high-definition video cameras. Ambarella was up 49.66% in 2014 and was a top contributor to Firsthand Technology Opportunities Fund during the year.

Facebook (FB) was a big winner in 2014, as it solidified its position in the ad market and established itself as a “must-have” for brands creating their advertising plans. While continuing to expand its subscriber base (monthly active users grew 13% year-over-year in 2014, up to 1.39 billion), Facebook is also spending massive amounts of money to buy up other companies. In February, Facebook paid $19 billion for messaging service WhatsApp and in July, it completed its $2 billion acquisition of virtual reality company Oculus. In contrast, another social networking heavyweight, Twitter (TWTR), performed poorly during its first post-IPO year, losing 43.64% in 2014. The stock plunged in February following its first earnings report as a public company, which, despite an earnings beat, showed poor active user growth for the fourth quarter. Firsthand Technology Opportunities Fund initiated a position in Twitter in May, when the stock was already well below its peak, so the company’s performance had only a negligible impact on the Fund. We feel strongly that Twitter will continue to be a force in the social media space and are confident that its ad business will continue to grow and mature as it adapts its ad targeting technology to market needs.

Of course, the price of oil was one of the big stories of late 2014. Solar and other alternative energy stocks took a significant hit in Q4, as oil prices plummeted from $93 a barrel in early September to $53 in late December. However, there’s a curious disconnect in this story. Oil represents an extremely small portion of electricity generation—particularly in the U.S., where it accounts for about 1% of the total. Yet, investors seem anxious to sell off solar stocks in response to the drop in crude oil prices, even though electric rates haven’t fallen. We remain firm believers in the continued growth of solar energy, with solar’s cost-per-watt continuing to decline, and the U.S. government’s Energy Information Administration estimating that utility-scale solar power capacity in the U.S. will rise by more than 60% in the next two years.

We believe the technology and renewable energy sectors remain a strong and vital component of overall economic growth here in the U.S. and abroad and we remain confident in the long-term growth of both.

Thank you for your continued investment in Firsthand Funds.

Sincerely,

Kevin Landis

President, Firsthand Funds

www.firsthandfunds.com

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Example — In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes — The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table at right are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

2014 Annual Report

Firsthand Technology Opportunities Fund

	Beginning Account Value 7/1/14	ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized expense Ratio
Actual	$1,000	$990.80	$9.28	1.85%
Hypothetical**	$1,000	$1,015.88	$9.40	1.85%

Firsthand Alternative Energy Fund

	Beginning Account Value 7/1/14	ending Account Value 12/31/14	Expenses Paid During period* 7/1/14 - 12/31/14	Annualized expense Ratio
Actual	$1,000	$839.00	$9.18	1.98%
Hypothetical**	$1,000	$1,015.22	$10.06	1.98%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

**	5% return per year before expenses.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

www.firsthandfunds.com

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Performance and Portfolio Discussion

How did the Fund perform in 2014?

Firsthand Technology Opportunities Fund (TEFQX) posted again of 9.29%, versus a 14.83% gain for the NASDAQ Composite Index and a 13.68% gain for the S&P 500 Index. For the six months ended December 31, 2014, Firsthand Technology Opportunities Fund declined 0.92% compared to a 8.12% gain for the NASDAQ Composite Index and a 6.11% gain for the S&P 500 Index.

Which industries had the greatest impact on the Fund’s performance?

For the period ended December 31, 2014, the Internet industry represented the portfolio’s largest weighting, followed by holdings in the semiconductor and social networking industries. The portfolio’s exposure to the Internet industry contributed most to the Fund’s underperformance versus its primary benchmark in 2014.

Which individual holdings were the largest contributors to the Fund’s performance?

Chipmaker Skyworks Solutions (SWKS) was the top contributor to Fund performance for the year, up 156.32% in 2014. The company’s analog and mixed-signal chips are a key component in mobile phones and demand for smartphones benefitted Skyworks throughout the year.

Apple (AAPL) finished the year up 40.62%, thanks in large part to the continued success of the iPhone. The tech giant sold 169 million iPhones in 2014, a 12.7% increase over the prior year. In addition to launching the much-anticipated iPhone 6 in September, total iPhone sales benefitted from Apple’s deal with China Mobile (CHL), which began selling the phones in January. In June, the company did a 7-for-1 stock split and added $30 billion to its share buyback program.

GT Advanced Technologies (GTAT), which makes polysilicon and sapphire manufacturing equipment, was a top contributor to Fund performance in the first half of the year, having signed a deal with Apple to expand its sapphire capacity. Apple watchers expected GT Advanced to provide sapphire for the iPhone 6 screens, and GT stock soared 113.30% in the first six months of 2014. When the iPhone 6 launched in September without a sapphire screen, the stock tumbled; the contract with Apple fell apart and GT declared bankruptcy in October. The Fund sold the majority of its shares in September, avoiding most of the downside and leaving GT Advanced Technologies a top contributor for the year.

Facebook (FB) had a great year, beating Wall Street’s profit expectations in all four quarters and finishing the period up 42.76%. Facebook was busy in 2014, expanding through acquisitions—the company bought international messaging app WhatsApp for $19 billion in October, and virtual reality company Oculus for $2 billion in July—and launching new products. In June, it launched Slingshot, a messaging app for photos and videos, in an attempt to compete with Snapchat. It also launched the Facebook Audience Network—a mobile ad network that developers can use to monetize in-app ads.

2014 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued

Performance and Portfolio Discussion

Ambarella (AMBA) rounds out the top five contributors with a 49.66% gain for the year. The company designs low-power video processing chips for use in high-definition cameras, such as those made by GoPro (GPRO), as well as in drones, car video recorders, and security cameras. Ambarella got a boost in September when GoPro announced three new cameras that would go on sale in October.

Which holdings were the greatest detractors from the Fund’s performance?

The top detractor from Fund performance for the period was Sina (SINA), down 55.60% in 2014. Shares of the Chinese Internet giant, along with several other Chinese Internet stocks, took a hit early in the year when the Chinese government announced it was tightening restrictions on online financial products, and suspending the use of virtual credit cards and QR codes. Shares recovered slightly when Weibo, Sina’s microblogging site, filed for a $500 million IPO in the United States. The company took another hit in April when the Chinese government announced plans to revoke two of Sina’s licenses after finding what it deemed content “threatening to social stability.”

Music streaming company Pandora (P) is facing increasing competition from Apple, Spotify, and others and finished the year down 32.97%. Although Pandora has more than 200 million subscribers, it added only 200,000 users in the first six months of 2014, which was the first year in which Pandora’s active listener growth began to slow.

Amazon (AMZN) was another poor performer for the Fund during the period, down 22.18%. The company entered the smartphone business in 2014, launching the Fire Phone over the summer. The phone fizzled with consumers, and Amazon cut the price by more than half in November. Investors appear frustrated with Amazon’s continued expansion into new businesses—music streaming, grocery delivery, original television programming, smartphones—at the expense of profits, and the company stock sold off for much of the year. The company raised the price of its popular Amazon Prime by $20 in late March, and despite growing revenues, losses were big in Q2 and Q3. Amazon also spent much of 2014 in a very public fight with publisher Hachette over the price of e-books (the dispute was settled in November).

Rocket Fuel (FUEL) is a software company that offers programmatic media-buying to businesses to increase mobile advertising responses. The company’s platform evaluates shopping behavior, loyalty data, demographics, and other data to predict how users will respond to a particular ad, then bids on those ads in real time. Shares of Rocket Fuel were hit hard in the fall after a series of class action lawsuits were filed alleging the company was aware that a significant portion of its ads were viewed by automated computer programs instead of humans and the company misrepresented its ability to detect and eliminate a significant amount of ad fraud. Rocket Fuel finished the year down 73.78%.

www.firsthandfunds.com

Fund Performance and Holdings Information (as of 12/31/14)

Firsthand Technology Opportunities Fund vs. Market Indices

	Firsthand Technology OPPORTUNITIES Fund	NASDAQ Composite Index	S&P 500 Index
Since Inception (9/30/99)	-0.59%	4.58%	5.11%
10-Year	10.88%	9.26%	7.66%
5-Year	14.16%	17.28%	15.42%
3-Year	18.89%	23.69%	20.34%
1-Year	9.29%	14.83%	13.68%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Internet	34.4%	Apple, Inc.	7.8%
Semiconductors	15.7%	Facebook, Inc.	5.7%
Social Networking	9.0%	Amazon.com, Inc.	5.7%
Computer	7.8%	QUALCOMM, Inc.	5.1%
Software	7.3%	LAM Research Corp.	5.1%
Communications Equipment	6.8%	Tencent Holdings, Ltd.	5.0%
Communications	6.7%	Ambarella, Inc.	4.7%
Semiconductor Equipment	5.1%	Equinix, Inc.	4.3%
Networking	3.4%	Baidu, Inc. – SP ADR	4.2%
Other Electronics	1.4%	Skyworks Solutions, Inc.	4.0%
Peripherals	1.4%
Advertising Technology	0.9%
Net Other Assets and Liabilities	0.1%

*	Based on percentage of net assets as of 12/31/14. **Top 10 stock holdings total 51.6% of net assets. These holdings are current as of 12/31/14, and may not be representative of current or future investments.

2014 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND

Performance and Portfolio Discussion

How did the Fund perform in 2014?

Firsthand Alternative Energy Fund (ALTEX) posted a loss of 0.15%, versus a 16.93% loss for the WilderHill Clean Energy Index and a 13.68% gain for the S&P 500 Index. For the six months ended December 31, 2014, Firsthand Alternative Energy Fund declined 16.10% compared to a 23.09% loss for the WilderHill Clean Energy Index and a 6.11% gain for the S&P 500 Index.

Which industries had the greatest impact on the Fund’s performance?

For the period ended December 31, 2014, renewable energy represented the portfolio’s largest weighting, followed by holdings in the advanced materials and energy efficiency industries. The portfolio’s exposure to the renewable energy and advanced materials industries contributed most to the Fund’s outperformance versus its primary benchmark in 2014.

Which individual holdings were the largest contributors to the Fund’s performance?

GT Advanced Technologies (GTAT), which makes polysilicon and sapphire manufacturing equipment, was the top contributor to Fund performance in the first half of the year, having signed a deal with Apple to expand its sapphire capacity. Apple watchers expected GT Advanced to provide sapphire for the iPhone 6 screens, and GT stock soared 113.30% in the first six months of 2014. When the iPhone 6 launched in September without a sapphire screen, the stock tumbled; the contract with Apple fell apart and GT declared bankruptcy in October. The Fund sold the majority of its shares in September, avoiding most of the downside and leaving GT Advanced Technologies a top contributor for the year.

SunEdison (SUNE) was another significant contributor to Fund performance during the period, finishing the year up 49.50%. In September, the company announced a $145 deal with Google to fund SunEdison’s 82-megawatt solar plant in California. The company also announced the raising of $160 million from Citigroup (C) and Barclays Plc (BARC) for 40 solar projects in the United States. In December, the company received a $146 million loan for solar power plants in Honduras. During the year, the company spun off its semiconductor wafer business; SunEdison Semiconductor Ltd. (SEMI) debuted in May 2014.

3M (MMM) was a strong performer in 2014, up 20.00%. In December the company announced that it expects sales to increase 3% to 6% in 2015 and also upped its quarterly dividend for 2015 by 20%. 3M does a substantial amount of business in foreign markets, which means currency swings have a significant impact on the company’s earnings. Nonetheless, 3M reported strong revenue numbers throughout the year. The company also completed the acquisition of Sumitomo 3M, which was a joint venture with Sumitomo Electric (no U.S. symbol).

www.firsthandfunds.com

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Performance and Portfolio Discussion

Covanta (CVA), a waste and energy services company serving North America, and LCD giant Corning (GLW) were also positive contributors in 2014, finishing the year up 29.39% and 31.18%, respectively.

Which holdings were the greatest detractors from the Fund’s performance?

LED lighting company Cree (CREE), finished the year down 48.46% and was the largest detractor from Fund performance in 2014. Mid-power LEDs are garnering more demand right now, whereas Cree manufactures high-power diodes, which bring lower profit margins than those in the mid-power range. Cree reported an earnings miss in its Fiscal Q1 (ended September 28) and offered guidance well below analyst expectations; the company cited week LED chip demand for the disappointing numbers.

First Solar (FSLR), America’s largest solar manufacturer, was another drag on Fund performance during the period. Even though oil makes up a small percentage of electricity generation (roughly 1% in the U.S.), solar stocks have taken a hit in response to falling oil prices. The company announced plans to build a 141 megawatt solar project in Chile, which will be the largest photovoltaic solar power plant in Latin America. However, negotiations to build the world’s largest solar plant in China failed after four years of talks and helped the stock finish the year down 18.37%.

ABB Ltd. (ABB), which provides technology products and services to the utility industry, was another poor performer, down 17.70% during the period. ABB is headquartered in Switzerland and has a sizeable exposure to emerging markets. Geopolitical instability and falling oil prices both took a toll on the company in 2014.

Residential solar installer Solar City (SCTY) was the largest holding in the Fund at the end of 2014 and it took its hits in Q4 along with the rest of the industry. Although shares were up 24.25% in the first half, it gave up those gains in the last two quarters. SolarCity raised $54 million with its solar asset-backed securities offerings in November 2013, another $70 million in April 2014, and $200 million in July 2014. This success helped push shares of the company higher during Q1 and Q2. In October, Vivint (VSLR) Solar went public, making it the second publicly traded solar installer in the United States and a direct competitor with SolarCity, helping it finish the year down 5.88%.

Another negative contributor was SunPower (SPWR), down 13.35% in 2014. The company delivers solar systems to residential, commercial, and utility customers. SunPower suffered along with the rest of the energy sector when oil prices began falling in September. Shares fell again in November when the company announced full year 2015 fiscal guidance that fell short of expectations.

2014 Annual Report

Fund Performance and Holdings Information (as of 12/31/14)

Firsthand Alternative Energy Fund vs. Market Indices

	Firsthand ALTERNATIVE ENERGY Fund	WILDERHILL CLEAN ENERGY Index	S&P 500 Index
Since Inception (10/29/07)	-5.91%	-19.10%	6.41%
5-Year	-4.21%	-12.49%	15.42%
3-Year	13.92%	2.86%	20.34%
1-Year	-0.15%	-16.93%	13.68%

Growth of a Hypothetical $10,000 Investment

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

Holdings by Industry*		Top 10 Holdings**
	% Net Assets		% Net Assets
Renewable Energy	30.4%	SolarCity Corp.	7.6%
Advanced Materials	12.0%	SunPower Corp., Class B	7.4%
Energy Efficiency	11.1%	SunEdison, Inc.	6.7%
Other Electronics	10.3%	Power Integrations, Inc.	6.1%
Semiconductors	8.4%	Johnson Controls, Inc.	5.4%
Industrials	7.3%	Cree, Inc.	5.3%
Building Automation	5.4%	First Solar, Inc.	4.9%
Electrical Equipment	4.6%	ABB, Ltd. - SP ADR	4.6%
Waste & Environment Service	3.6%	Honeywell International, Inc.	4.5%
Engineering Service	3.1%	3M Co.	4.1%
Environmental Services	1.7%
Basic Materials	0.0%
Intellectual Property	0.0%
Net Other Assets and Liabilities	2.1%

*	Based on percentage of net assets as of 12/31/14. **Top 10 stock holdings total 56.6% of net assets. These holdings are current as of 12/31/14, and may not be representative of current or future investments.

www.firsthandfunds.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Firsthand Funds, San Jose, California

We have audited the accompanying statements of assets and liabilities of Firsthand Funds (the “Funds”), comprising respectively, Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund, including the portfolios of investments as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER, LLP

Philadelphia, Pennsylvania

February 23, 2015

2014 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Portfolio of Investments (as of 12/31/14)

IndusTry/company (% of net assets)	SHARES	market VALUe
COMMON STOCKS — 99.9% ($108,911,361)
Advertising Technology (0.9%)
Rocket Fuel, Inc.*	60,000	$967,200
Communications (6.7%)
Equinix, Inc.	20,472	4,641,617
Gogo, Inc.*	50,000	826,500
Rackspace Hosting, Inc.*	40,000	1,872,400
		7,340,517
Communications Equipment (6.8%)
QUALCOMM, Inc.	75,000	5,574,750
Ruckus Wireless, Inc.*	150,000	1,803,000
		7,377,750
Computer (7.8%)
Apple, Inc.	77,500	8,554,450
Internet (34.4%)
Akamai Technologies, Inc.*	40,000	2,518,400
Amazon.com, Inc.*	20,000	6,207,000
Baidu, Inc. - SP ADR*	20,000	4,559,400
Google, Inc., Class A*	6,000	3,183,960
Google, Inc., Class C*	6,000	3,158,400
Linkedin Corp.*	15,000	3,445,650
Netflix, Inc.*	10,000	3,416,100
Pandora Media, Inc.*	200,000	3,566,000
SINA Corp.*	55,000	2,057,550
Tencent Holdings, Ltd.	375,000	5,440,284
		37,552,744
Networking (3.4%)
Palo Alto Networks, Inc.*	30,000	3,677,100
Other Electronics (1.4%)
VeriFone Systems, Inc.*	40,000	1,488,000
Peripherals (1.4%)
EMC Corp.	50,000	1,487,000

see accompanying notes to financial statements

www.firsthandfunds.com

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued

Portfolio of Investments (as of 12/31/14)

indusTry/company (% of net assets)	SHARES	market VALUe
Semiconductor Equipment (5.1%)
LAM Research Corp.	70,000	$5,553,800
Semiconductors (15.7%)
Ambarella, Inc.*	100,000	5,072,000
ARM Holdings, PLC - SP ADR	80,000	3,704,000
Exar Corp.*	200,000	2,040,000
InvenSense, Inc.*	120,000	1,951,200
Skyworks Solutions, Inc.*	60,000	4,362,600
		17,129,800
Social Networking (9.0%)
Facebook, Inc.*	80,000	6,241,600
Twitter, Inc.*	100,000	3,587,000
		9,828,600
Software (7.3%)
Adobe Systems, Inc.*	50,000	3,635,000
Intuit, Inc.	20,000	1,843,800
VMware, Inc., Class A*	30,000	2,475,600
		7,954,400
INVESTMENT COMPANY — (0.6%)
Fidelity Institutional Money Market Fund (1)	633,288	633,288
Total Investments — 100.5% (Cost $72,073,950)		109,544,649
Liabilities in excess of other assets — (0.5%)		(549,250)
NET ASSETS — 100.0%		$108,995,399

* Non-income producing security.

(1) The Fidelity Institutional Money Market Fund invests primarily in U.S. Treasury Securities.

PLC Public Limited Company

SP ADR Sponsored American Depositary Receipt

see accompanying notes to financial statements

2014 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND

Portfolio of Investments (as of 12/31/14)

indusTry/company (% of net assets)	SHARES	market VALUe
COMMON STOCKS —97.9% ($8,919,991)
Advanced Materials (12.0%)
Corning, Inc.	7,460	$171,058
Praxair, Inc.	2,400	310,944
SunEdison, Inc.*	31,130	607,346
		1,089,348
Basic Materials (0.0%)
Metalico, Inc.*	11,500	3,910

Building Automation (5.4%)
Johnson Controls, Inc.	10,200	493,068

Electrical Equipment (4.6%)
ABB, Ltd. - SP ADR	20,000	423,000

Energy Efficiency (11.1%)
ESCO Technologies, Inc.	10,000	369,000
Honeywell International, Inc.	4,080	407,674
Itron, Inc.*	5,565	235,344
		1,012,018
Engineering Service (3.1%)
Quanta Services, Inc.*	10,000	283,900

Environmental Services (1.7%)
Advanced Emissions Solutions, Inc*	6,800	154,972

Industrials (7.3%)
3M Co.	2,300	377,936
United Technologies Corp.	2,500	287,500
		665,436
Intellectual Property (0.0%)
Silicon Genesis Corp., Common (1)*	181,407	0

Other Electronics (10.3%)
Cree, Inc.*	15,000	483,300
Intevac, Inc.*	15,800	122,766
Koninklijke Philips Electronics N.V.	11,378	329,962
		936,028

see accompanying notes to financial statements

www.firsthandfunds.com

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments (as of 12/31/14)

indusTry/company (% of net assets)	SHARES	market VALUE
Renewable Energy (30.4%)
Amtech Systems, Inc.*	6,600	$66,990
First Solar, Inc.*	10,000	445,950
Gamesa Corp. Tecnologica S.A.	7,271	66,506
Iberdrola S.A.	18,511	125,369
JA Solar Holdings Co., Ltd. – ADR*	13,000	106,405
JinkoSolar Holding Co., Ltd. - ADR*	8,000	157,680
Motech Industries, Inc.*	58,069	89,119
Orion Energy Systems, Inc.*	14,000	77,000
Sharp Corp.*	11,000	24,612
SolarCity Corp.*	13,000	695,240
SunPower Corp., Class B*	25,931	669,798
Trina Solar Ltd. - SP ADR*	4,600	42,596
ULVAC, Inc.*	2,700	41,611
Vestas Wind Systems A.S.*	3,000	109,545
Yingli Green Energy Holding Co. - ADR*	20,000	47,000
		2,765,421
Semiconductors (8.4%)
Exar Corp.*	20,000	204,000
Power Integrations, Inc.	10,799	558,740
		762,740
Waste & Environment Service (3.6%)
Covanta Holding Corp.	15,000	330,150

PREFERRED STOCK — 0.0%
Intellectual Property (0.0%)
Silicon Genesis Corp., Series 1-C (1)*	152	0
Silicon Genesis Corp., Series 1-E (1)*	3,000	0
		0
Total Investments —97.9% (Cost $9,234,075)		8,919,991
Other assets in excess of liabilities — 2.1%		189,186
NET ASSETS — 100.0%		$9,109,177

*	Non-income producing security.
(1)	Restricted security.

ADR American Depositary Receipt

SP ADR Sponsored American Depositary Receipt

see accompanying notes to financial statements

2014 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
ASSETS
Investment securities:
Acquisition cost	$72,073,950	$9,234,075
Market value (Note 2)	109,544,649	8,919,991
Foreign currency at value ($53,895 and $1,464)	53,967	1,208
Receivable for securities sold	—	271,858
Receivable from dividends, interest, and reclaims	18,350	9,047
Receivable for capital shares sold	115,947	7,319
TOTAL ASSETS	109,732,913	9,209,423

LIABILITIES
Cash overdraft	—	22,684
Payable to affiliates (Note 4)	174,098	16,246
Payable for capital shares redeemed	563,416	61,316
TOTAL LIABILITIES	737,514	100,246
NET ASSETS	$108,995,399	$9,109,177

Net Assets consist of:
Paid-in-capital	$73,570,900	$10,333,158
Accumulated net realized losses from security transactions and foreign currency transactions	(2,046,272)	(909,597)
Net unrealized appreciation (depreciation) on investments and foreign currency	37,470,771	(314,384)
NET ASSETS	$108,995,399	$9,109,177
Shares outstanding	13,396,600	1,410,695
Net asset value, redemption price and offering price per share (Note 2)	$8.14	$6.46

see accompanying notes to financial statements

www.firsthandfunds.com

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2014

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
INVESTMENT INCOME
Dividends	$629,064	$168,470
Interest	543	245
Foreign tax withholding	(2,954)	(713)
TOTAL INVESTMENT INCOME	626,653	168,002
EXPENSES
Investment advisory fees (Note 4)	1,536,849	258,251
Administration fees (Note 4)	493,987	75,956
Trustees fees	10,000	10,000
GROSS EXPENSES	2,040,836	344,207
Trustees fees reimbursement	(10,000)	(10,000)
TOTAL NET EXPENSES	2,030,836	334,207

NET INVESTMENT LOSS	(1,404,183)	(166,205)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gains from security transactions	8,429,298	446,553
Net realized gains (losses) on foreign currency	—	(442)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,779,795	(902,041)
Net Realized and Unrealized Gain (Loss) on Investments	10,209,093	(455,930)

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,804,910	$(622,135)

see accompanying notes to financial statements

2014 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2014, and December 31, 2013

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	Year Ended 12/31/14	Year Ended 12/31/13
FROM OPERATIONS:
Net investment loss	$(1,404,183)	$(1,150,412)
Net realized gains from security transactions and foreign currency	8,429,298	4,100,962
Net change in unrealized appreciation on investments and foreign currency	1,779,795	21,012,155
Net increase in net assets from operations	8,804,910	23,962,705
DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments	(5,852,018)	(5,203,049)
Total Distributions	(5,852,018)	(5,203,049)
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,428,480	17,284,401
Dividends reinvested	5,690,672	5,067,016
Payment for shares redeemed	(29,057,956)	(37,270,224)
Net increase (decrease) in net assets from capital share transactions	7,061,196	(14,918,807)
TOTAL INCREASE IN NET ASSETS	10,014,088	3,840,849
NET ASSETS:
Beginning of year	98,981,311	95,140,462
End of year	$108,995,399	$98,981,311
COMMON SHARE ACTIVITY:
Shares sold	3,640,973	2,457,648
Shares reinvested	695,681	654,653
Shares redeemed	(3,526,977)	(5,625,199)
Net increase (decrease) in shares outstanding	809,677	(2,512,898)
Shares outstanding, beginning of year	12,586,923	15,099,821
Shares outstanding, end of year	13,396,600	12,586,923

see accompanying notes to financial statements

www.firsthandfunds.com

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2014, and December 31, 2013

	FIRSTHAND ALTERNATIVE ENERGY FUND
	Year Ended 12/31/14	Year Ended 12/31/13
FROM OPERATIONS:
Net investment loss	$(166,205)	$(99,218)
Net realized gains from security transactions and foreign currency	446,111	94,020
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(902,041)	3,253,269
Net increase (decrease) in net assets from operations	(622,135)	3,248,071
FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,682,752	18,585,685
Payment for shares redeemed	(26,521,867)	(10,265,988)
Net increase (decrease) in net assets from capital share transactions	(3,839,115)	8,319,697
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,461,250)	11,567,768
NET ASSETS:
Beginning of year	13,570,427	2,002,659
End of year	$9,109,177	$13,570,427
COMMON SHARE ACTIVITY:
Shares sold	3,152,062	3,372,652
Shares redeemed	(3,838,182)	(1,874,985)
Net increase (decrease) in shares outstanding	(686,120)	1,497,667
Shares outstanding, beginning of year	2,096,815	599,148
Shares outstanding, end of year	1,410,695	2,096,815

see accompanying notes to financial statements

2014 Annual Report

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	YEAR ENDED 12/31/14	YEAR ENDED 12/31/13	YEAR ENDED 12/31/12	YEAR ENDED 12/31/11	YEAR ENDED 12/31/10*
Net asset value at beginning of year	$7.86	$6.30	$5.40	$6.05	$4.68
Income from investment operations:
Net investment loss	(0.10)	(0.09)	(0.08)	(0.09)	(0.05)
Net realized and unrealized gains (losses) on investments	0.83	2.09	0.98	(0.56)	1.42
Total from investment operations	0.73	2.00	0.90	(0.65)	1.37
Distributions from:
Realized capital gains	(0.45)	(0.44)	—	—	—
Net asset value at end of year	$8.14	$7.86	$6.30	$5.40	$6.05
Total return	9.29%	31.80%	16.67%	(10.74%)	29.27%
Net assets at end of year (millions)	$109.0	$99.0	$95.1	$79.4	$85.3
Ratio of gross expenses to average net assets before waiver	1.86%	1.86%	1.86%	1.86%	1.86%
Ratio of net expenses to average net assets after waiver	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss to average net assets	(1.28%)	(1.31%)	(1.28%)	(1.21%)	(1.42%)
Portfolio turnover rate	23%	21%	81%**	128%	164%

* Prior to 5/1/10 Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.

**	Portfolio turnover excludes the purchases and sales in connection with the merger of Firsthand Technology Leaders Fund into the Fund.

see accompanying notes to financial statements

www.firsthandfunds.com

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND ALTERNATIVE ENERGY FUND

	YEAR ENDED 12/31/14	YEAR ENDED 12/31/13	YEAR ENDED 12/31/12	YEAR ENDED 12/31/11	YEAR ENDED 12/31/10
Net asset value at beginning of year	$6.47	$3.34	$4.37	$7.27	$8.01
Income from investment operations:
Net investment loss	(0.12)	(0.05)	(0.04)	(0.10)	(0.12)
Net realized and unrealized gains (losses) on investments	0.11	3.18	(0.99)	(2.80)	(0.62)
Total from investment operations	(0.01)	3.13	(1.03)	(2.90)	(0.74)
Net asset value at end of year	$6.46	$6.47	$3.34	$4.37	$7.27
Total return	(0.15%)	93.71%	(23.57%)	(39.89%)	(9.24%)
Net assets at end of year (millions)	$9.1	$13.6	$2.0	$3.5	$5.9
Ratio of gross expenses to average net assets before waiver	2.04%	2.14%	2.38%	2.11%	2.10%
Ratio of net expenses to average net assets after waiver	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment loss to average net assets	(0.98%)	(1.52%)	(0.98%)	(1.43%)	(1.48%)
Portfolio turnover rate	57%	26%	10%	16%	58%

see accompanying notes to financial statements

2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1. Organization

Each of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

Fund	Inception Date
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that the Investment Adviser believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — A Fund’s portfolio of securities is valued as follows:

1.	Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.
2.	Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.
3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

www.firsthandfunds.com

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2014

4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

2014 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of December 31, 2014:

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TEFQX
Common Stocks
Advertising Technology	$967,200	$—	$—
Communications	7,340,517	—	—
Communications Equipment	7,377,750	—	—
Computer	8,554,450	—	—
Internet	37,552,744	—	—
Networking	3,677,100	—	—
Other Electronics	1,488,000	—	—
Peripherals	1,487,000	—	—
Semiconductor Equipment	5,553,800	—	—
Semiconductors	17,129,800	—	—
Social Networking	9,828,600	—	—
Software	7,954,400	—	—
Total Common Stock	108,911,361	—	—
Investment Company	633,288	—	—
Total	$109,544,649	$—	$—

www.firsthandfunds.com

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2014

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
ALTEX
Common Stocks
Advanced Materials	$1,089,348	$—	$—
Basic Materials	3,910	—	—
Building Automation	493,068	—	—
Electrical Equipment	423,000	—	—
Energy Efficiency	1,012,018	—	—
Engineering Service	283,900	—	—
Environmental Services	154,972	—	—
Intellectual Property	—	—	—	**
Industrials	665,436	—	—
Other Electronics	936,028	—	—
Renewable Energy	2,699,198	66,223	—
Semiconductors	762,740	—	—
Waste & Environ. Service	330,150	—	—
Total Common Stocks	8,853,768	66,223	—
Preferred Stocks	—	—	—	**
Total	$8,853,768	$66,223	$—

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.
**	Less than a penny

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Transfers in and out of the levels are recognized at the value at the end of the period.

Following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

2014 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2014

FIRSTHAND ALTERNATIVE ENERGY FUND

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/13		GROSS PURCHASES	GROSS SALES	NET REALIZED GAINS (LOSSES)	NET UNREALIZED APPRECIATION (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 12/31/14
Common Stocks
Intellectual Property	$—	*	$—	$—	$—	$—	$—	$—	*
Preferred Stocks	—	*	—	—	—	—	—	—	*
Total	$—	*	$—	$—	$—	$—	$—	$—	*

*	Less than a penny

The below chart represents quantitative disclosure about significant unobservable inputs for level 3 fair value measurements:

	FAIR VALUE AT 12/31/14	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE
Direct venture capital investments: Intellectual Property	$0	Market Comparable Companies	Revenue Multiple Volatility Risk-free Rate Discount for Lack of Marketability	0.8x - 1.1x 56.97% 1.65% 0.0% - 33.4%

Share Valuation — The net asset value (“NAV”) per share of each Fund is calculated by dividing the net assets of the Fund (i.e., the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses)) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

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Foreign Securities — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source. Neither Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The Funds may also write put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended December 31, 2014, the Funds did not hold any written options.

Distributions to Shareholders — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

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Short Positions — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. The Fund did not invest in short sales for the year ended December 31, 2014.

Reclassification of Capital Accounts — Permanent book and tax differences resulted in reclassifications for the year ended December 31, 2014 as follows:

	INCREASE (DECREASE)
	Paid-in-Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Firsthand Technology Opportunities Fund	$(1,404,183)	$1,404,183	$—
Firsthand Alternative Energy Fund	(166,647)	166,205	442

These reclassifications, related to different treatment of current year write off of net operating loss, have no effect on net asset value per share.

Security Transactions — Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

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Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid for the year ended December 31, 2014 and 2013 was as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	2014	2013
From long-term capital gains	$5,852,018	$5,203,049

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2014.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Gross unrealized appreciation	$43,577,131	$1,733,519
Gross unrealized depreciation	(7,260,021)	(2,149,955)
Net unrealized appreciation (depreciation)	$36,317,110	$(416,436)
Federal income tax cost	$73,227,539	$9,336,427

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

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December 31, 2014

As of December 31, 2014, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	expiring 2016		expiring 2017	expiring 2018
TEFQX*	$896,408	**	$—	$—
ALTEX*	—		172,410	108,018

	SHORT-term no expiration	long-term no expiration	TOTAL
TEFQX*	$—	$—	$896,408
ALTEX*	—	—	280,428

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.
**	Subject to annual limitations from the reorganization of Firsthand Technology Leaders Fund into Firsthand Technology Opportunities Fund, which occurred in 2012.

For the year ended December 31, 2014, the Technology Opportunities Fund and Alternative Energy Fund utilized $815,087 and $977,486 of capital loss carryforwards, respectively.

Components of Distributable Earnings

	Firsthand technology opportunities Fund	Firsthand Alternative Energy Fund
Net Unrealized Appreciation (Depreciation)*	$36,317,182	$(416,736)
Qualified Late Year Losses Deferred**	—	(526,817)
Undistributed Long term Capital Gains	3,725	—
Accumulated Capital Loss Carryforward	(896,408)	(280,428)
Total Distributable Earnings	$35,424,499	$(1,223,981)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddle losses.
**	Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

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The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2013, 2012 and 2011 remain open to federal and state audit. As of December 31, 2014, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

3. Investment transactions (excluding short-term investments) were as follows for the year ended December 31, 2014

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	Firsthand Alternative Energy Fund
Purchase of investment securities	$28,875,227	$8,526,604
Proceeds from sales and maturities of investment securities	$23,943,735	$10,936,695

4. Investment Advisory and Administration Agreements; Certain trustees and officers of the Trust are also officers of the Investment Adviser and BNY Mellon.

Certain trustees and officers of the Trust are also officers of the Investment Adviser or BNY Mellon. BNY Mellon serves as the sub-administrator, investment accounting agent, and shareholder servicing and transfer agent.

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations. Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

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Firsthand Capital Management, Inc. is the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% for TEFQX and 1.53% for ALTEX of its average daily net assets, respectively. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85%, for TEFQX and 1.98% for ALTEX, excluding any extraordinary fees, of its average net assets up to $200 million, 1.80% for TEFQX and 1.93% for ALTEX of such assets from $200 million to $500 million, 1.75% for TEFQX and 1.88% for ALTEX of such assets from $500 million to $1 billion, and 1.70% for TEFQX and 1.83% for ALTEX of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), has a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to BNY Mellon the fees for the administrative services provided by BNY Mellon. In the case of Firsthand Alternative Energy Fund, the Investment Adviser has also agreed to donate a portion of its management fees allocated, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

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Additionally, BNY Mellon serves as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent. The Bank of New York Mellon, serves as the custodian for the Trust.

5. Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2014, Firsthand Technology Opportunities Fund did not invest in any restricted securities and the Firsthand Alternative Energy Fund was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% OF Net Assets
Silicon Genesis Corp., Common Stock	September 2, 2008	109,855	$32,957	$—	—%
Silicon Genesis Corp., Common Stock	September 26, 2008	71,552	21,466	—	—%
Silicon Genesis Corp., Series 1-C P/S	September 2, 2008	152	46	—	—%
Silicon Genesis Corp., Series 1-E P/S	September 2, 2008	3,000	3,180	—	—%
			$57,649	$—	—%

P/S - Preferred Stock

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Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

As of December 31, 2014, Kevin Landis represents the Funds and sits on the following private company’s board: Silicon Genesis Corporation. Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted various procedures to ensure that the Funds will not be unfavorably affected by these potential conflicts.

6. RISKS

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on a Fund than it would if the Fund diversified its investments. Another risk for each Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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ADDITIONAL INFORMATION (UNAUDITED)

December 31, 2014

BOARD REVIEW OF ADVISORY AGREEMENT (Unaudited)

Trustees (the “Board”) of Firsthand Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the master investment advisory agreement between Firsthand Capital Management, Inc. (the “Adviser”) and the Trust on behalf of each of its series (each a “Fund” and collectively, the “Funds”) (the “Advisory Agreement”). The Advisory Agreement was approved for an additional one-year term at a meeting of the Board held on August 8, 2014. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser, with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the Adviser. The most recent investment adviser registration form for the Adviser was provided to the Board, as were written and oral responses of the Adviser to an information request submitted by independent legal counsel on behalf of the Independent Trustees. The Board reviewed these responses, which included, among other things, information about the background and experience of the investment personnel of the Adviser primarily responsible for day-to-day portfolio management of the Funds. The Board also considered the Adviser’s separate Administration Agreement with the Funds and the Adviser’s overall ability to manage and administer the Funds as well as to oversee the service providers to the Funds.

The Board evaluated the ability of the Adviser, considering its financial condition, resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, supervisory and administrative personnel. In this regard, the Board considered information regarding the Adviser’s compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans.

The Board considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent “soft dollar” benefits are sought, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board reviewed the policies of the Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients. The Board noted that the Adviser does not use “traditional soft-dollar” arrangements where soft-dollar credits are generated based on the level of trades and then used for products or services from third-parties. The Board also noted that the Adviser, from time to time, entered into arrangements where it received research (including invitations to conferences) from broker-dealers that the Adviser used to execute client trades. The Board also considered that the Adviser had outsourced the trading function to achieve certain operating efficiencies.

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The Board also considered the markets for the Funds, including the principal channels through which the Funds’ shares are offered and sold, and the activities of the Adviser in connection with the marketing of the Funds.

In addition, the Board received and reviewed information on SEC and other inquiries, examinations and proceedings relating to the Funds and the Adviser, including the former Adviser. The Board considered the investment and legal compliance programs of the Adviser and the level of compliance attained by the Adviser.

Based on the above factors, together with those referenced below, the Board, including a majority of the Independent Trustees, concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each fund by the Adviser.

Fund Performance

The Board considered each Fund’s performance results over one-year, three-year, five-year and ten-year periods, or shorter periods, as relevant. It also considered these results in comparison to the performance results of various benchmark indices and of the Funds in relevant Morningstar peer groups. The Board referenced the presentation regarding performance earlier in the meeting and noted that TOF outperformed its primary benchmark for the one- and ten-year periods ended June 30, 2014 and that AEF outperformed its primary benchmark for the one-, three-, and five-year periods ended June 30, 2014. TOF outperformed its peer group averages for the one-, five, and ten-year periods and slightly lagged the three-year period. AEF outperformed the average for the one-year period, but lagged the average for the other periods for a broader technology peer group not specific to its strategy.

Investment Advisory Fee Rates and Other Expenses

The Board reviewed and considered the proposed contractual investment advisory fee rates (the “Advisory Agreement Rates”) payable by the Funds to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Advisory Agreement Rates (both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates) and the total expense ratios of the Funds with those of other funds in appropriate peer universes provided by Lipper. The Board noted that the respective Advisory Agreement Rates for each Fund were significantly higher than the median rates of each fund’s peer universe, but that the total expense ratio of each Fund was not appreciably above the median total expense ratio of the respective peer universe, and well below the most expensive funds. The Board deemed the comparison of total expense ratios to be more relevant than the comparison of Advisory Agreement Rates because of the unitary fee structure of the Funds.

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Profitability

The Board received and considered a profitability analysis of the Adviser with respect to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that the Adviser received with regard to providing these services to the Funds were not excessive.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the existing Funds. The Board observed that the Investment Advisory Agreement limits each Fund’s total annual operating expenses to a percentage of the Fund’s assets and that this percentage is reduced as the Fund’s assets grow (known as “breakpoints”). The Board concluded that no change was necessary to the current breakpoints to reflect any economies of scale.

Information about Services to Other Clients

The Board also received and considered information about the services and fee rates offered by the Adviser to its other clients, including other registered and unregistered investment companies, private accounts and institutional investors. The Board concluded that the investment advisory rates charged by the Adviser to the Funds were within a reasonable range of the fee rates offered to other clients of the Adviser. Where rates offered to other clients or potential clients were lower, the Board concluded that the costs associated with managing and operating a registered open-end fund, compared with an unregistered investment company, private account or institutional investor account provided a justification for higher fee rates to the Funds.

Other Benefits to the Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Funds (such as “soft dollar” benefits) and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

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Other Factors and Broader Review

Throughout the year, the Board regularly reviews and assesses the quality of the services that the Funds receive from the Adviser. In this regard, the Board reviews reports of the Adviser in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports. In addition, the Board interviews the portfolio managers of the Funds at various times throughout the year.

After considering the aforementioned factors and based on its deliberations and evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreement for each Fund was in the best interest of each Fund and its shareholders.

Proxy Voting Policies and Procedures

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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Information about the trustees and officers* of the Funds is set forth in the following table. The Statement of Additional Information (the “SAI”) includes additional information about the Funds’ trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675.

Name, Year of Birth, Position(s) Held With Funds and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustees
DISINTERESTED TRUSTEES
Greg Burglin (1960) Trustee 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	THREE	From 2005 through August, 2008, Mr. Burglin also served as a trustee of Black Pearl Funds, an open-end mutual fund family advised by an affiliate of FCM.
Kimun Lee (1946) Trustee 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2010	Mr. Lee is a California registered investment advisor. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980. Since September 2009, Mr. Lee has served as a principle and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares S&P GSCI Commodity Indexed Trust, iShares Commodity Indexed Trust, iShares Gold Trust, and iShares Silver Trust. Since April 2014, Mr. Lee has served as a trustee of FundX Investment Trust that operates FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservataive Upgrader Fund, FundX Flexible Income Fund, FundXTactical Upgrader Fund, and FundX Tactical Total Return Fund.	THREE	iShares Delaware Trust Sponsor LLC

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Name, Year of Birth, Position(s) Held With Funds and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustees
INTERESTED TRUSTEE
Kevin M. Landis[2] (1961) Trustee/President/ Secretary 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 1994	Mr. Landis is President and Chief Executive Officer of Firsthand Capital Management (prior to January 1, 2012, called SiVest Group, Inc.) and has been portfolio manager with FCM since August 2009. He was President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc. (a similarly named investment adviser) and was a portfolio manager with Firsthand Capital Management, Inc. from may 1994 to August 2009.	THREE	NONE[3]

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Name, Year of Birth, Position(s) Held With Funds and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustees
OFFICERS WHO ARE NOT TRUSTEES
Ellen Blanchard (1973) ASSISTANT SECRETARY One Boston Place 201 Washington Street 34th Floor Boston, MA 02108	SINCE 2010	Ms. Blanchard is Counsel and Vice President of BNY Mellon Investment Servicing (US) Inc. formerly, PNC Global Investment Servicing (U.S.) Inc. since 2010. She was Vice President and Counsel, Compliance Advisory Services, State Street Bank & Trust, from 2004 to 2010.	N/A	N/A
NICHOLE MILESKI (1971) CHIEF COMPLIANCE OFFICER 150 Almaden Blvd. Suite 1250 San Jose, CA 95050	SINCE 2013	Ms. Mileski is corporate counsel of FCM since 2013; corporate paralegal of FCM since 2011. Bankruptcy paralegal at Law Office of Julian Roberts from 2009 to 2011. Extern at United States Bankruptcy Court Northern District of California San Jose Division from 2008 to 2009.	N/A	N/A
OMAR BILLALWALA (1961) TREASURER 150 Almaden Blvd. Suite 1250 San Jose, CA 95050	SINCE 2011	Chief Operating Officer and Chief Financial Officer of Firsthand Capital Management, Inc. from 1999 to present. Treasurer of Firsthand Funds from 2011 to present.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
(1)	Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
(2)	Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.
(3)	Mr. Landis also currently sits on the board of directors for seven private companies: Silicon Genesis Corp.; IntraOp Medical Corp.; Pivotal Systems Corp.; Phunware, Inc.; QMAT, Inc.; Telepathy Investors, Inc.; and Wrightspeed.

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Firsthand Funds

P.O. Box 9836

Providence, RI 02940-8036

www.firsthandfunds.com

Investment Adviser

Firsthand Capital Management, Inc.

150 Almaden Blvd., Suite 1250

San Jose, CA 95113

www.firsthandcapital.com

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for a prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

The interlocking “F” design is a registered trademark of Firsthand Capital Management, Inc.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description except that effective May 13, 2011, Omar Billawala replaced Kevin Landis as Treasurer (in the capacity of Chief Financial Officer) of the registrant.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that no board member is an “audit committee financial expert”.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,000 for 2013 and $30,800 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,000 for 2013 and $4,200 for 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,500 for 2013 and $1,500 for 2014.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre- approvals of audit and "permissible" non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting. Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to: reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if: (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the "De Minimus Exceptions").

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund. The De Minimus Exceptions applies to pre- approvals under this paragraph as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Firsthand Funds

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President, and Secretary
(principal executive officer)

Date	March 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President and Secretary
(principal executive officer)

Date	March 7, 2015

By (Signature and Title)*	/s/ Omar Billawala
Omar Billawala, Treasurer
(principal financial officer)

Date	March 7, 2015

* Print the name and title of each signing officer under his or her signature.